Exhibit 10.2
INVESTOR RIGHTS AGREEMENT
INVESTOR RIGHTS AGREEMENT (this “Agreement”) dated as of June 27, 2017 by and among DTV America Corporation, a Delaware corporation (the “Corporation”), DTV Holding Inc., a Delaware corporation, and the holders of the Corporation’s common stock, par value $0.01 per share (the “Common Stock”) listed on Schedule A hereto (each a “Stockholder” and collectively, the “Stockholders”), and effective upon and subject to the consummation of the transactions contemplated by the Securities Purchase Agreement (as defined below) which will result in DTV Holding and its Affiliates (each as defined below) owning more than fifty (50%) of the currently outstanding shares of Common Stock of the Corporation.
WHEREAS, each Stockholder is the beneficial owner of a number of shares of Common Stock; and
WHEREAS, the parties desire to enter into this Agreement to set forth certain agreements and understandings with respect to how shares of Common Stock held by the Stockholders entitle such Stockholders to certain rights and impose certain obligations and restrictions on the Stockholders in connection with the ownership of such shares of Common Stock;
NOW, THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the Corporation and the Stockholders hereby agree as follows:
1.Definitions.
“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Board of Directors” means, the Board of Directors of the Corporation.
“Certificate of Incorporation” means the Corporation’s Certificate of Incorporation, as amended and/or amended and restated from time to time.
“Common Stock” means the Corporation's common stock, par value $0.01 per share.
“Convertible Securities” means any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.
“Deemed Liquidation Event” means the consummation of:
(a) a merger or consolidation in which

(i) the Corporation is a constituent party, or
(ii) a Subsidiary is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a Subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, all shares of Common Stock issuable upon exercise of Options outstanding and then exercisable immediately prior to such merger or consolidation or upon conversion of Convertible Securities outstanding and then convertible immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or
(b) the sale, lease, transfer, grant of an exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any Subsidiary of all or substantially all of the assets of the Corporation and/or its Subsidiaries, taken as a whole, or the sale, transfer or other disposition (by means of a sale of outstanding shares, merger, consolidation or any other transaction) of capital stock of any such Subsidiary constituting a majority of the voting securities of any such Subsidiary, if such transaction or series of related transactions has the effect of a sale or other disposition of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole), except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned Subsidiary.
“DTV Holding” means DTV Holding Inc., a Delaware corporation.
“Exempted Securities” means the issuance of (a) shares of Common Stock or options (in each case, at a value or exercise price equal to the fair market value as determined in good faith by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee comprised solely of non-employee directors established for such purpose) to employees, officers or directors of the Corporation pursuant to any stock or option plan, duly adopted for such purpose by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee comprised solely of non-employee directors established for such purpose; or (b) securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, all as listed on Schedule 1.1.
"FCC Licenses" means licenses and permits with, or issued or regulated by, the Federal Communications Commission or equivalent state agency.
“GAAP” means United States generally accepted accounting principles.

“Management Stockholders” shall mean John Kyle, Kristina Bruni, Humberto Garriga, Paul Donner and Irwin Podhajser.
“New Securities” means, collectively, equity securities of the Corporation, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.
“Notice” means written notice from DTV Holding notifying the Selling Stockholders that DTV Holding intends to exercise its Right of First Refusal as to some or all of the Shares with respect to any Proposed Stockholder Transfer.
“Options” means rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.
“Person” means an individual, firm, corporation, partnership, association, limited liability Corporation, trust or any other entity.
“Proposed Stockholder Transfer” means any Transfer proposed by any of the Management Stockholders.
“Proposed Transfer Notice” means written notice from a Management Stockholder setting forth the terms and conditions of a Proposed Stockholder Transfer.
“Prospective Transferee” means any Person to whom a Management Stockholder proposes to make a Proposed Stockholder Transfer.
“Public Offering” means the sale of shares of Common Stock to the public in an offering pursuant to an effective registration statement under the Securities Act.
“Qualified IPO” shall mean any transaction that results, or series of related transactions that result, in: (i) the shares of Common Stock in the Company being registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or (ii) the shares of Common Stock of the Company being exchanged for the shares of common stock of any corporation that are registered under the Exchange Act.
“Right of First Refusal” means the right, but not an obligation, of DTV Holding, or its permitted transferees or assigns, to purchase some or all of the Shares with respect to a Proposed Stockholder Transfer, on the terms and conditions specified in the Proposed Transfer Notice.
“Securities Act” means the Securities Act of 1933, as amended.
“Securities Purchase Agreement” means that certain Securities Purchase Agreement dated as of the date hereof among DTV Holding and stockholders of the Corporation party thereto.
“Selling Stockholder” means any Management Stockholder proposing to make a Proposed Stockholder Transfer.

“Shares” means shares of Common Stock owned by a Stockholder, or issued to a Stockholder after the date hereof (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like and shares of Common Stock issued to a Stockholder upon the conversion and/or exercise of Convertible Securities and Options).
“Stockholder” means the persons named on Schedule A hereto.
“Stock Sale” means a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Corporation shares of the Corporation’s capital stock representing more than fifty percent (50%) of the outstanding voting power of the Corporation.
“Subsidiary” shall mean, with respect to the Corporation, any corporation, partnership, limited liability company or other business entity in which the Corporation owns directly, and/or indirectly through any other Subsidiary of the Corporation, more than fifty percent (50%) of the outstanding common stock or other outstanding equity securities ordinarily entitled to vote of such entity.
“Transfer” means to, directly or indirectly, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, by operation of law or otherwise, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any equity securities of the Corporation, Options or Convertible Securities owned by a Person or any interest (including a beneficial interest) in any equity securities of the Corporation, Options or Convertible Securities owned by a Person. "Transfer", when used as a noun, shall have a correlative meaning.
2.    Agreement Among the Management Stockholders and DTV Holding.
2.1    Right of First Refusal.
(a)    Grant. Subject to the terms of Section 2.2(c), each Management Stockholder hereby unconditionally and irrevocably grants to DTV Holding a Right of First Refusal to purchase all or any portion of Shares that such Stockholder may propose to Transfer in a Proposed Stockholder Transfer, at the same price and on the same terms and conditions as those offered to the Prospective Transferee in such Proposed Stockholder Transfer.
(b)    Notice. Each Selling Stockholder proposing to make a Proposed Stockholder Transfer must deliver a Proposed Transfer Notice to DTV Holding not later than forty-five (45) days prior to the consummation of such Proposed Stockholder Transfer. Such Proposed Transfer Notice shall contain the material terms and conditions (including price and form of consideration and copies of any agreements or other documentation) of the Proposed Stockholder Transfer and the identity of the Prospective Transferee. To exercise its Right of First Refusal under this Section 2, DTV Holding must deliver a Notice to the Selling Stockholder within fifteen (15) days after receipt of the Proposed Transfer Notice. In the event of a conflict between this Agreement and any other agreement that may have been entered into by a Selling Stockholder with the

Corporation or any third party that contains a right of first refusal, the Corporation and such Selling Stockholder acknowledge and agree that the terms of this Agreement shall control.
(c)    Consideration; Closing. If the consideration proposed in the Proposed Transfer Notice to be paid for the Shares is in property, services or other non-cash consideration, the fair market value of the consideration shall be as determined in good faith by the Corporation’s Board of Directors. If DTV Holding cannot for any reason pay for the Shares in the same form of non-cash consideration, DTV Holding may pay the cash value equivalent thereof, as determined in good faith by the Board of Directors and as set forth in the Notice. The closing of the purchase of Shares by DTV Holding shall take place, and all payments from DTV Holding shall have been delivered to the Selling Stockholder, by the date specified in the Proposed Transfer Notice as the intended date of the Proposed Stockholder Transfer.
(d)    Additional Compliance. If any Proposed Stockholder Transfer is not consummated within sixty (60) days after receipt of the Proposed Transfer Notice by DTV Holding, the Selling Stockholder proposing the Proposed Stockholder Transfer may not sell any Shares unless they first comply in full with each provision of this Section 2.1. The exercise or election not to exercise any right by DTV Holding hereunder shall not adversely affect its right to participate in any other sales of Shares subject to this Section 2.1.
2.2    Effect of Failure to Comply.
(a)    Transfer Void; Equitable Relief. Any Proposed Stockholder Transfer not made in compliance with the requirements of this Agreement shall be null and void ab initio, shall not be recorded on the books of the Corporation or its transfer agent and shall not be recognized by the Corporation. Each party hereto acknowledges and agrees that any breach of this Agreement would result in substantial harm to the other parties hereto for which monetary damages alone could not adequately compensate. Therefore, the parties hereto unconditionally and irrevocably agree that any non-breaching party hereto shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity (including, without limitation, seeking specific performance or the rescission of purchases, sales and other transfers of Shares not made in strict compliance with this Agreement).
(b)    Violation of First Refusal Right. If any party hereto becomes obligated to sell any Shares to DTV Holding under this Agreement and fails to deliver such Shares in accordance with the terms of this Agreement, DTV Holding may, at its option, in addition to all other remedies it may have, send to such party the purchase price for such Shares as is herein specified and transfer to the name of DTV Holding (and provide the Corporation with documentation reasonably sufficient to establish its right to the shares and request that the Corporation effect such transfer in the name of such Stockholder) on the Corporation’s books the certificate or certificates representing the Shares to be sold.
(c)    Exempted Offerings. Notwithstanding the foregoing or anything to the contrary herein, the provisions of Section 2.1 shall not apply to the sale of any Shares (a) to the public in a Public Offering or (b) pursuant to a Deemed Liquidation Event.

(d)    Prohibited Transferees. Notwithstanding the foregoing, no Management Stockholder shall transfer any Shares to any entity which, in the determination of the Board of Directors, directly or indirectly competes with the Corporation (other than DTV Holding or its Affiliates).
2.3    Termination. The covenants set forth in Section 2.1 and Section 2.2 shall terminate and be of no further force or effect on the fifth anniversary of the Effective Date (as defined below).
3.    Legends. Each certificate representing shares of Shares held by the Stockholders or issued to any permitted transferee in connection with a transfer permitted by this Agreement shall be endorsed with the following legends:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.
THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO, AND IN CERTAIN CASES PROHIBITED BY, THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND AMONG THE CORPORATION AND CERTAIN OTHER HOLDERS OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.
Each Stockholder agrees that the Corporation may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legends referred to in this Section 3 above to enforce the provisions of this Agreement, and the Corporation agrees to promptly do so. The legends shall be removed upon termination of this Agreement at the request of the holder.
4.    Rights to Future Stock Issuances.
4.1    Right of First Offer. Subject to the terms and conditions of this Section 4.1, applicable securities laws and the 2015 SPA (as defined below), if the Corporation proposes to offer or sell any New Securities, the Corporation shall first offer such New Securities to DTV Holding.
(a)    The Corporation shall promptly give notice (the “Offer Notice”) to DTV Holding, stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered or (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b)    By notification to the Corporation within ten (10) Business Days after the Offer Notice is received, DTV Holding may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities that equals the proportion that the Common Stock then held by DTV Holding as it bears to the total Common Stock then outstanding among all Stockholders (assuming full conversion and/or exercise, as applicable, of all other securities or rights convertible into, or exchangeable for (in each case, directly or indirectly), Common Stock, including Options and Convertible Securities). If DTV Holding elects to purchase or acquire all the shares of Common Stock available to it, after the expiration of such ten (10) Business Day period, the Corporation shall promptly notify DTV Holding of any other Corporation stockholder’s failure to do likewise pursuant to the Stock Purchase Agreement dated as of July 15, 2015 by and among the Corporation and the purchasers a party thereto (the “2015 SPA”). During the ten (10) day period commencing after the receipt of such notice given by the Corporation, DTV Holding may, by giving notice to the Corporation, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which such Corporation stockholders were entitled to subscribe pursuant to the 2015 SPA, but that were not subscribed for by such stockholders. The closing of any sale pursuant to this Section 4.1(b) shall occur on the date of the first closing of the sale of New Securities pursuant to Section 4.1(c) or, if no such sale under Section 4.1(c) shall occur, no later than the date which is one hundred twenty (120) days of the date that the Offer Notice is given.
(c)    If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Section 4.1(b), the Corporation shall, during the ninety (90) day period following the expiration of the periods provided in Section 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Corporation does not enter into an agreement for the sale of the New Securities referred to in the Offer Notice which are not elected to be purchased or acquired as provided in Section 4.1(b) within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and all of the New Securities referred to in the Offer Notice shall not be offered unless first reoffered to the Investor Stockholders in accordance with this Section 4.1.
(d)    The right of first offer in this Section 4.1 shall not be applicable to (i) Exempted Securities and (ii) shares of Common Stock issued in a Qualified IPO.
4.2    Termination. The covenants set forth in Section 4.1 shall terminate and be of no further force or effect immediately before but subject to the consummation of a Qualified IPO.
5.    Matters Requiring Stockholder Approval. The Corporation hereby covenants and agrees with DTV Holding that it shall not without the prior written consent or affirmative vote of DTV Holding or its Affiliate:
5.1    liquidate, dissolve or wind-up the business and affairs of the Corporation or any Subsidiary, effect any merger, consolidation, recapitalization, reorganization or similar transaction involving the Corporation or any Subsidiary, effect any Deemed Liquidation Event, or consent to any of the foregoing;
5.2    create, or authorize the creation or issuance of, or issue or obligate itself to issue shares (either directly or by a Subsidiary) of, any additional class or series of capital stock or shares of such a class or series;
5.3    create, or authorize the creation of, or issue any security convertible into or exercisable for any equity security of the Corporation or a Subsidiary;
5.4    incur any debt, create, or authorize the creation of, or issue, or authorize the issuance of any debt security, or guaranty the payment obligations of any debt or any debt security of a third party, or permit a Subsidiary to incur any debt, create, or authorize the creation of any debt security or guaranty the payment obligations of any debt or any debt security of any third party, or permit any Subsidiary to take any such action with respect to any debt security or any debt;
5.5    effect, or permit any Subsidiary to effect, any acquisition of the capital stock of another entity or acquire, permit any Subsidiary to acquire, all or substantially all of the assets of another entity or make, or permit any Subsidiary to make, any advance or loan to another entity or to an Affiliate of the Corporation;
5.6    enter into, be a party to, amend, modify or supplement, or permit any Subsidiary to enter into, be a party to, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any director, officer, employee or Affiliate of the Corporation or any Subsidiary or any “associate” (as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of any such Person, or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such Person or individual owns a material interest;
5.7    directly or indirectly, purchase, exchange, redeem or declare or pay any dividend on any capital stock;
5.8    increase or decrease the authorized number of directors constituting the Board of Directors;
5.9    effect a Stock Sale to which the Corporation is a party;
5.10    amend, modify or waive any provision of any stock option plan or equity incentive plan of the Corporation or a Subsidiary, or create a new stock option plan or equity incentive plan of the Corporation or any Subsidiary;
5.11    form, create or organize a Subsidiary or sell or enter into an agreement to sell the shares of any Subsidiary;
5.12    acquire or enter into, or permit any Subsidiary to acquire or enter into, any interest in any company or business (whether by a purchase of assets, purchase of stock, merger or otherwise), or any joint venture or guarantee of any obligation or sell all or substantially all of its assets;
5.13    make any amendment to the Corporation's Certificate of Incorporation or the Corporation's bylaws or file any certificate of designations with the Delaware Secretary of State; or
5.14    amend this Agreement.
6.    Irrevocable Proxy and Power of Attorney; Board of Directors.
6.1    Irrevocable Proxy and Power of Attorney.
        (a) Each Stockholder (other than DTV Holding) hereby irrevocably (to the fullest extent permitted by law) appoints DTV Holding and any designee of DTV Holding, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote at every meeting of stockholders of the Corporation, and at every adjournment or postponement thereof and to act by written consent with respect to Common Stock now owned and acquired hereafter (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like or shares of Common Stock issued to a Stockholder upon the conversion and/or exercise of Convertible Securities and Options) by Stockholder, or over which such Stockholder has voting control, on all matters presented at such meeting or taking action by written consent, including but not limited to, the matters set forth in Section 6.2 of this Agreement, in accordance with the provisions of Section 6 hereof. This irrevocable proxy and power of attorney is given to secure the performance of the duties of the Stockholders under this Agreement. In furtherance of the agreements herein and concurrently with the execution of this Agreement, each Stockholder (other than DTV Holding) shall deliver to DTV Holding a proxy in the form attached hereto as Exhibit A. This proxy and power of attorney granted by each Stockholder (other than DTV Holding) shall be irrevocable to the fullest extent permitted by law, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by any Stockholder (other than DTV Holding) with respect to Common Stock now owned and acquired hereafter (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like or shares of Common Stock issued to a Stockholder upon the conversion and/or exercise of Convertible Securities and Options) by Stockholder, or over which such Stockholder has voting control. The power of attorney granted by each Stockholder (other than DTV Holding) herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall be effective upon the Effective Date and shall terminate and be of no further force and effect upon the date after the ten year anniversary of the Effective Date.
            (b) Each Stockholder hereby represents and warrants to the Corporation that any proxies heretofore given by it in respect of its Common Stock previously are not irrevocable, that any such proxies have heretofore been effectively revoked, and that written notice of revocation of such proxies has been delivered to any such proxy holders.

(c) Each Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 6.
(d) Each Stockholder represents, only with respect to himself, herself or itself, that he, she or it is the beneficial owner (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended,) of the shares of Common Stock, warrants to purchase shares of Common Stock of the Corporation and options to purchase shares of Common Stock of the Corporation set forth on Schedule A hereto.
6.2    Board Composition. Each Stockholder agrees to vote, or cause to be voted, all Common Stock now owned and acquired hereafter (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like or shares of Common Stock issued to a Stockholder upon the conversion and/or exercise of Convertible Securities and Options) by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, and the Corporation shall take all necessary or desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so the following actions can be taken and the following persons can be elected to the Board of Directors:
(a)    Each Stockholder also agrees to vote, or cause to be voted, all shares of Common Stock now owned and acquired hereafter (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like or shares of Common Stock issued to a Stockholder upon the conversion and/or exercise of Convertible Securities and Options) by such Stockholder, or over which such Stockholder has voting control, and shall take all other necessary or desirable actions within such Stockholder's control, and the Corporation shall take all necessary or desirable actions within its control, from time to time and at all times, in whatever manner as shall be necessary to ensure that all members of the Corporation's Board of Directors which includes John Kyle, Paul DeStefanis, Michael Dagen, Jim Bocock and Humberto Garriga are removed or cause to be removed as members of the Corporation's Board of Directors;
(b)    Each Stockholder also agrees to vote, or cause to be voted, all shares of Common Stock now owned and acquired hereafter (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like or shares of Common Stock issued to a Stockholder upon the conversion and/or exercise of Convertible Securities and Options) by such Stockholder, or over which such Stockholder has voting control, and shall take all other necessary or desirable actions within such Stockholder's control, and the Corporation shall take all necessary or desirable actions within its control, from time to time and at all times, in whatever manner as shall be necessary to ensure the election and appointment of five individuals designated by DTV Holding to the Corporation's Board of Directors, initially, Philip A. Falcone, Les B. Levi and three other individuals as designated by DTV Holding pursuant to this Agreement (the "DTV Holding Directors");
(c)    To the extent that clause (b) above shall not be applicable, any member of the Board of Directors who would otherwise have been designated in accordance with the terms thereof shall instead be voted upon by all of the stockholders of the Corporation entitled to vote thereon in accordance with, and pursuant to, the Certificate of Incorporation, the Corporation's bylaws, and applicable law.
So long as designees of DTV Holding serve as members of the Corporation's Board of Directors, and five years thereafter, the Certificate of Incorporation and the Corporation's bylaws shall provide for indemnification and exculpation of directors to the fullest extent permitted under applicable law.
6.3    Failure to Designate a Board Member. In the absence of any designation from the Persons with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected if still eligible and willing to serve as provided herein. Until such designee is chosen, the remaining members of the Board of Directors shall continue to operate as a fully functioning Board of Directors.
6.4    Removal of Board Members. Each Stockholder also agrees to vote, or cause to be voted, all shares of Common Stock now owned and acquired hereafter (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like or shares of Common Stock issued to a Stockholder upon the conversion and/or exercise of Convertible Securities and Options) by such Stockholder, or over which such Stockholder has voting control, and shall take all other necessary or desirable actions within such Stockholder's control, and the Corporation shall take all necessary or desirable actions within its control, from time to time and at all times (including, without limitation, calling special board and stockholder meetings), in whatever manner as shall be necessary to ensure that:
(a)    no director elected pursuant to Section 6.2 or 6.3 of this Agreement may be removed from office unless such removal is directed or approved by the affirmative vote in writing of the Person entitled under Section 6 to designate that director;
(b)    any vacancies created by the resignation, removal, disability or death of a director elected pursuant to Section 6.2 or 6.3 shall be filled pursuant to the provisions of this Section 6; and
(c)    upon the request of any party entitled to designate a director as provided in Subsections 6.2(b) to remove such director, such director shall be removed.
All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Corporation agrees at the request of any party entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.
6.5    Subsidiary Board Composition. At all times, the composition of any board of directors of any Subsidiary shall be the same as that of the Board of Directors.
7.    Matters Requiring Board Approval. The Corporation hereby covenants and agrees with each of the Stockholders that it shall not, without approval of a majority of the Board of

Directors which approval shall require the affirmative vote of at least three directors who are designees of DTV Holding:
(a)    permit any Subsidiary to own any stock or other securities of, any Subsidiary or other corporation, partnership, or other entity unless it is wholly owned by the Corporation;
(b)    make, or permit any Subsidiary to make, any loan or advance to any Person, including, without limitation, any employee or director of the Corporation or any Subsidiary or guaranty the payment obligations of the Corporation, any employee or director of the Corporation or any third party;
(c)    incur or permit any Subsidiary to incur any aggregate indebtedness in excess of $100,000 that is not already included in a budget approved by the Board of Directors;
(d)    hire, terminate, or award, or change the, compensation of the (i) executive officers, or (ii) any consultant or any employee whose annual compensation is in excess of $50,000, including approving any bonuses, option grants or stock awards to such executive officers, consultants and employees;
(e)    change the principal business of the Corporation or enter into new lines of business or exit the current lines of business;
(f)    enter into or effect any transaction or series of related transactions involving the purchase, lease, license, exchange or other acquisition (including by merger, consolidation, acquisition of stock or acquisition of assets) by the Corporation of any assets (including FCC Licenses) and/or equity interests of any Person;
(g)    enter into or effect any transaction or series of related transactions involving the sale, lease, license, exchange or other disposition (including by merger, consolidation, sale of stock or sale of assets) by the Corporation of any assets (including FCC Licenses);
(h)    enter into or amend any material term of (i) any employment agreement or arrangement with any senior employee or (ii) any benefit, severance, bonus, management equity or other similar plan;
(i)    settle any lawsuit, action, dispute or other proceeding or otherwise assume any liability or agree to the provision of any equitable relief by the Corporation;
(j)    appoint or remove (with or without cause) any officer;
(k)    enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Corporation or to the Corporation of money or assets greater than $50,000;
(l)    approve the annual business plan and operating budget of the Corporation;

(m)    liquidate, dissolve or wind-up the business and affairs of the Corporation or any Subsidiary, effect any merger, consolidation, recapitalization, reorganization or similar transaction involving the Corporation or any Subsidiary, effect any Deemed Liquidation Event, or consent to any of the foregoing;
(n)    create, or authorize the creation or issuance of, or issue or obligate itself to issue shares (either directly or by a Subsidiary) of, any additional class or series of capital stock or shares of such a class or series;
(o)    create, or authorize the creation of, or issue any security convertible into or exercisable for any equity security of the Corporation or a Subsidiary;
(p)    incur any debt, create, or authorize the creation of, or issue, or authorize the issuance of any debt security, or guaranty the payment obligations of any debt or any debt security of a third party, or permit a Subsidiary to incur any debt, create, or authorize the creation of any debt security or guaranty the payment obligations of any debt or any debt security of any third party, or permit any Subsidiary to take any such action with respect to any debt security or any debt except as permitted pursuant to the Amended and Restated Secured Note dated as of December 23, 2016 from the Corporation to an Affiliate of DTV Holding, the Secured Note dated as of June 27, 2017 from the Corporation to Great American Insurance Company and the Secured Note dated as of June 27, 2017 from the Corporation to Great American Life Insurance Company;
(q)    effect, or permit any Subsidiary to effect, any acquisition of the capital stock of another entity or acquire, permit any Subsidiary to acquire, all or substantially all of the assets of another entity or make, or permit any Subsidiary to make, any advance or loan to another entity or to an Affiliate of the Corporation;
(r)    otherwise enter into, be a party to, amend, modify or supplement, or permit any Subsidiary to enter into, be a party to, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any director, officer, employee or Affiliate of the Corporation or any Subsidiary or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such Person, or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such Person or individual owns a material interest;
(s)    directly or indirectly, purchase, exchange, redeem or declare or pay any dividend on any capital stock;
(t)    increase or decrease the authorized number of directors constituting the Board of Directors;
(u)    effect a Stock Sale to which the Corporation is a party;
(v)    amend, modify or waive any provision of any stock option plan or equity incentive plan of the Corporation or a Subsidiary, or create a new stock option plan or equity incentive plan of the Corporation or any Subsidiary;

(w)    form, create or organize a Subsidiary or sell or enter into an agreement to sell the shares of any Subsidiary;
(x)    acquire or enter into, or permit any Subsidiary to acquire or enter into, any interest in any company or business (whether by a purchase of assets, purchase of stock, merger or otherwise), or any joint venture or guarantee of any obligation or sell all or substantially all of its assets;
(y)    make any amendment to the Corporation's Certificate of Incorporation or the Corporation's bylaws or file any certificate of designations with the Delaware Secretary of State; or
(z)    amend this Agreement.
8.    Confidentiality and Disclosure.
8.1    Confidentiality. Each Stockholder agrees that such Stockholder will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Corporation) any confidential information obtained from the Corporation pursuant to the terms of this Agreement, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 8.1 by such Stockholder), (b) is or has been independently developed or conceived by the Stockholder without use of the Corporation’s confidential information, or (c) is or has been made known or disclosed to the Stockholder by a third party without a breach of any obligation of confidentiality to the Corporation; provided, however, that a Stockholder may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Corporation; (ii) to any prospective purchaser of any Shares from such Stockholder, if such prospective purchaser agrees to be bound by the provisions of this Section 8.1; (iii) to any Affiliate, director, officer, partner, member, stockholder, employee of such Stockholder or of a wholly owned subsidiary of such Stockholder in the ordinary course of business and who has a need to know such information, provided that such Stockholder informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Stockholder promptly notifies the Corporation of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.
8.2    Publicity. Notwithstanding the restrictions in Section 8.1 above, each Stockholder shall be entitled, from time to time, to disclose its investment and shall be allowed to make such disclosures as required to regulatory authorities having jurisdiction over such Stockholder or by applicable law.
9.    Information Rights.
9.1    Delivery of Financial Information. The Corporation shall deliver to DTV Holding:

(a)    as soon as practicable, but in any event within one hundred twenty (120) days of the end of each fiscal year, audited income statements and statements of cash flow for such fiscal year, an audited balance sheet as of the end of such fiscal year, and a statement of stockholders' equity as of the end of such fiscal year, all prepared in accordance with GAAP;
(b)    as soon as practicable, but in any event within thirty (30) days of the end of each fiscal quarter of the Corporation (other than the fourth fiscal quarter of the Corporation), an unaudited statement of income, unaudited statement of cash flow, unaudited statement of stockholders' equity and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);
(c)    as soon as practicable, but in any event within thirty (30) days after the end of each of the first eleven (11) months of each fiscal year of the Corporation, an unaudited statement of income, unaudited statement of cash flow, and an unaudited balance sheet as of the end of such fiscal month, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);
(d)    as soon as practicable, but in any event within thirty (30) days of the beginning of each fiscal year, an annual capital and operating budget for such fiscal year, which budget shall have been approved by the Board of Directors; and
(e)    other financial and business information reasonably requested by DTV Holding from time to time.
If, for any period, the Corporation has any Subsidiary whose accounts are consolidated with those of the Corporation, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Corporation and all such consolidated Subsidiaries.
Notwithstanding anything else in this Section 9.1 to the contrary, the Corporation may cease providing the information set forth in this Section 9.1 during the period starting with the date sixty (60) days before the Corporation’s good-faith estimate of the date of filing of a registration statement for a Public Offering if it reasonably concludes based on the reasonable conclusion of the Corporation's counsel it must do so to comply with the Securities and Exchange Commission rules applicable to such registration statement and Public Offering; provided that the Corporation’s covenants under this Section 9.1 shall be reinstated at such time as the Corporation is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective. DTV Holding may request delivery of the information set forth in this Section 9.1 in electronic form.
9.2    Inspection. The Corporation shall permit DTV Holding, at DTV Holding’s expense, to visit and inspect the Corporation’s properties; examine its books of account and records (including via receipt of electronic copies); and discuss the Corporation’s affairs, finances, and accounts with its officers, during normal business hours of the Corporation as may be reasonably requested by DTV Holding.
9.3    Termination of Information Rights. The covenants set forth in Section 9.1 shall terminate and be of no further force or effect (i) immediately before the consummation of a Public Offering, or (ii) when the Corporation first becomes subject to the periodic reporting requirements of Section 12(g) or 15(d) of the Exchange Act.
10.    Other Business Activities. The parties hereto, including the Corporation, expressly acknowledge and agree that: (i) DTV Holding and its Affiliates are permitted to have, and may presently or in the future have, investments or other business or strategic relationships, ventures, agreements or other arrangements with entities other than the Corporation or any Subsidiary that are engaged in the business of the Corporation or any Subsidiary, or that are or may be competitive with the Corporation or any Subsidiary (any such other investment or relationship, an "Other Business"); (ii) none of DTV Holding or its Affiliates will be prohibited by virtue of DTV Holding's investment in the Corporation from pursuing and engaging in any Other Business; (iii) none of DTV Holding or its Affiliates will be obligated to inform the Corporation or any other Stockholder of any opportunity, relationship or investment in any Other Business (a "Company Opportunity") or to present any Company Opportunity to the Corporation, and the Corporation hereby renounces any interest in any Company Opportunity and any expectancy that a Company Opportunity will be offered to it; (iv) nothing contained herein shall limit, prohibit or restrict any DTV Holding Director from serving on the board of directors or other governing body or committee of any Other Business; and (v) no other Stockholder will acquire, be provided with an option or opportunity to acquire, or be entitled to any interest or participation in any Other Business as a result of the participation therein of any of DTV Holding or its Affiliates. The parties hereto expressly authorize and consent to the involvement of DTV Holding and/or its Affiliates in any Other Business; provided, that any transactions between the Corporation and/or the Subsidiaries and an Other Business will be on terms no less favorable to the Corporation and/or the Subsidiaries than would be obtainable in a comparable arm's-length transaction. The parties hereto expressly waive, to the fullest extent permitted by applicable law, any rights to assert any claim that such involvement breaches any fiduciary or other duty or obligation owed to the Corporation or any Stockholder or to assert that such involvement constitutes a conflict of interest by such Persons with respect to the Corporation or any Stockholder.
11.    Miscellaneous.
11.1    Effective Date; Term. The effective date (the "Effective Date") of this Agreement is subject to and conditioned upon the consummation of the transactions contemplated by the Securities Purchase Agreement and no party shall be obligated to act pursuant to this Agreement until the date of such consummation of the transactions contemplated by the Securities Purchase Agreement. This Agreement shall automatically terminate upon the earlier of (a) the failure to consummate the transactions contemplated by the Securities Purchase Agreement, which results in DTV Holding and its Affiliates owning more than fifty (50%) percent of the outstanding shares of the Corporation on or prior to December 22, 2017, (b) immediately prior to the consummation of a Qualified IPO and (c) termination of this Agreement in accordance with Subsection 11.8 below.

11.2    Stock Split. All references to numbers of shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, split, combination or other recapitalization affecting the Common Stock occurring after the date of this Agreement.
11.3    Ownership. Each Stockholder represents and warrants that such Stockholder is the sole legal and beneficial owner of the shares of Shares subject to this Agreement and that no other person or entity has any interest in such shares.
11.4    Governing Law; Jurisdiction.
(a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.
        (b) Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).
             (c) Each of the parties hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (1) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 11.4(c), (2) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (3) to the fullest extent permitted by the applicable law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
             (d) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
11.5    Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A hereof, as the case may be, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 11.5. If notice is given to the Corporation, it shall be sent to 13450 West Sunrise Blvd., Ste. 164, Sunrise, FL 33323 Attention: President; and a copy (which shall not constitute notice) shall also be sent to Paul Robinson and Paul Voigt, DTV Holding Inc., 450 Park Avenue, New York, NY 10022.
11.6    Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are hereby expressly canceled and terminated.
11.7    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
11.8    Amendment; Waiver and Termination. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Corporation and (b) DTV Holding. Notwithstanding the foregoing:
(a)    this Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Stockholder without the written consent of such Stockholder unless such amendment, termination or waiver applies to all Stockholders, as the case may be, in the same fashion, and does not impose additional material obligations or restrictions upon the Stockholders;
(b)    Sections 6.1 and 6.2 of this Agreement shall not be amended or waived without the prior written consent of DTV Holding;

(c)    Schedule A hereto may be amended by the Corporation from time to time without the consent of the other parties hereto solely to add information regarding additional Stockholders;
(d)    any provision hereof may be waived by the waiving party on such party’s own behalf, without the consent of any other party; and
(e)    The Corporation shall give prompt written notice of any amendment or termination hereunder to any party that did not consent in writing thereto. Any amendment, termination or waiver effected in accordance with this Subsection 11.8 shall be binding on each party and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, termination or waiver. For purposes of this Subsection 11.8, the requirement of a written instrument may be satisfied in the form of an action by written consent of stockholders circulated by the Corporation and executed by the stockholder parties specified, however such action by written consent must make explicit reference to the terms of this Agreement.
11.9    Transfer in Violation of Agreement. Any Transfer or attempted Transfer of Common Stock by a Stockholder a party hereto in violation of any provision of this Agreement shall be void, and the Corporation shall not record such transfer on its books or treat any purported transferee of such shares of Common Stock as the owner of such shares for any purpose.
11.10    Assignment of Rights.
        (a) The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
        (b) Any successor or permitted assignee of any Stockholder, including any Prospective Transferee who purchases Shares in accordance with the terms hereof, shall deliver to the Corporation and the Stockholders, as a condition to any transfer or assignment, a counterpart signature page hereto pursuant to which such successor or permitted assignee shall confirm their agreement to be subject to and bound by all of the provisions set forth in this Agreement that were applicable to the predecessor or assignor of such successor or permitted assignee.
            (c) Subject to the provisions of this Agreement, the rights of the Stockholders hereunder are not assignable without the Corporation’s prior written consent and DTV Holding's prior written consent. Except in connection with an assignment by the Corporation by operation of law to the acquirer of the Corporation, the rights and obligations of the Corporation hereunder may not be assigned under any circumstances.
11.11    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

11.12    Additional Stockholders. Notwithstanding anything to the contrary contained herein, if a Stockholder Transfers shares of Common Stock, such transferring Stockholder shall cause any transferee of such shares of Common Stock to become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and such purchaser or transferee thereafter shall be deemed a “Stockholder” for all purposes hereunder.
11.13    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
11.14    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
11.15    Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Stockholder shall be entitled to specific performance of the agreements and obligations of the Corporation and the Stockholders hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.
11.16    Further Assurances. In connection with this Agreement and the transactions contemplated hereby, the Corporation and each Stockholder hereby agrees, at the request of DTV Holding, to execute and deliver such additional documents, instruments, conveyances and assurances and to take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated hereby.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
CORPORATION:
DTV AMERICA CORPORATION
By: /s/ John Kyle II
Name: John Kyle II
Title: President/CEO

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

DTV HOLDING INC.
By: /s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
John N. Kyle II
(Print Name)
/s/ John N. Kyle II
(Signature)

(Name of Signatory if Stockholder is an Entity)

(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Kristina Bruni
(Print Name)
/s/ Kristina Bruni
(Signature)

(Name of Signatory if Stockholder is an Entity)

(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Paul G. Donner
(Print Name)
/s/ Paul G. Doner
(Signature)

(Name of Signatory if Stockholder is an Entity)

(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Reeves Callaway
(Print Name)
/s/ Reeves Callaway
(Signature)

(Name of Signatory if Stockholder is an Entity)

(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Don Shalhub
(Print Name)
/s/ Don Shalhub
(Signature)

(Name of Signatory if Stockholder is an Entity)

(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Luis O. Suau
(Print Name)
/s/ Luis O.Suau
(Signature)

(Name of Signatory if Stockholder is an Entity)

(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Irwin Podajser
(Print Name)
/s/ Irwin Podhajser
(Signature)

(Name of Signatory if Stockholder is an Entity)

(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Humberto Garriga
(Print Name)
/s/ Humberto Garriga
(Signature)

(Name of Signatory if Stockholder is an Entity)

(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
King Forward, Inc.
(Print Name)
/s/ John Kyle II
(Signature)
John Kyle II
(Name of Signatory if Stockholder is an Entity)
President
(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Equity Trust Co FBO John N. Kyle
(Print Name)
/s/ John Kyle II
(Signature)
John Kyle II/SEP IRA
(Name of Signatory if Stockholder is an Entity)

(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Tiger Eye Licensing L.L.C
(Print Name)
/s/ John Kyle II
(Signature)
John Kyle II
(Name of Signatory if Stockholder is an Entity)
Managing Member
(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Bella Spectra Corporation
(Print Name)
/s/ Kristina C. Bruni
(Signature)
Kristina C. Bruni
(Name of Signatory if Stockholder is an Entity)
President
(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Kim Ann Dagen and Michael S. Dagen, Trustees of the Kim Ann Dagan Revocable Living Trust Agreement dated March 2, 1999
(Print Name)
/s/ Michael Dagen
(Signature)
Michael Dagen
(Name of Signatory if Stockholder is an Entity)
Trustee
(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Shalhub Medical Investments PA
(Print Name)
/s/ Don Shalhub
(Signature)
Don Shalhub
(Name of Signatory if Stockholder is an Entity)
Owner
(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Madison Avenue Ventures LLC
(Print Name)
/s/ Sam Madison
(Signature)
Sam Madison
(Name of Signatory if Stockholder is an Entity)
President
(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT

STOCKHOLDERS:
Tipi Sha, LLC
(Print Name)
/s/ Casey C. Peterson
(Signature)
Casey C. Peterson
(Name of Signatory if Stockholder is an Entity)
Member - Manager
(Title of Signatory if Stockholder is an Entity)

SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT